ACQUISITION (Notes)	12 Months Ended
Jan. 30, 2016
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
ACQUISITION
On July 27, 2014, the Company executed an Agreement and Plan of Merger to acquire Family Dollar in a cash and stock transaction. On July 6, 2015 (the "Acquisition Date"), the Company completed the Acquisition and Family Dollar became a direct, wholly-owned subsidiary of the Company. Under the Acquisition, the Family Dollar shareholders received $59.60 in cash and 0.2484 shares of the Company's common stock for each share of Family Dollar common stock they owned, plus cash in lieu of fractional shares (the "Merger Consideration").
As of the Acquisition Date, each outstanding performance share right of Family Dollar common stock was canceled in exchange for the right of the holder to receive the Merger Consideration (the "PSR Payment"). The aggregate amount paid by the Company for the Merger Consideration and PSR Payment was $6.8 billion in cash and the Company issued 28.5 million shares of the Company's common stock, valued at $2.3 billion based on the closing price of the Company's common stock on July 2, 2015. Additionally, outstanding Family Dollar stock options and restricted stock units were converted into mirror awards exercisable or to be earned in the Company's common stock. The value of these awards was apportioned between total Merger Consideration and unearned compensation to be recognized over the remaining original vesting periods of the awards.
The Company's common stock continues to trade on the Nasdaq Exchange under the symbol "DLTR." Following the Acquisition Date, Family Dollar's common stock ceased trading on, and was delisted from, the New York Stock Exchange. Family Dollar's results from the Acquisition Date through January 30, 2016 are included in the consolidated income statements.
The following table summarizes the preliminary estimates of the fair values of the identifiable assets acquired and liabilities assumed as of the Acquisition Date of July 6, 2015. The preliminary estimates of the fair value of identifiable assets acquired and liabilities assumed are based on estimates and assumptions and are subject to revisions, which may result in adjustments to the preliminary values presented below, when management's estimates are finalized:

	As Reported		As Revised
(in millions)	August 1, 2015	Adjustments	January 30, 2016
Cash	$307.4	$(2.1)	$305.3
Short-term investments	4.0	—	4.0
Accounts receivable	71.4	(0.3)	71.1
Inventory	1,764.5	1.0	1,765.5
Taxes receivable	—	32.9	32.9
Other current assets	94.2	5.9	100.1
Property, plant and equipment	1,912.8	(19.5)	1,893.3
Assets available for sale	—	10.1	10.1
Goodwill	4,819.0	40.9	4,859.9
Intangible assets, net	3,570.3	0.1	3,570.4
Other assets	77.7	0.4	78.1
Long-term debt, including current portion	(485.2)	(11.8)	(497.0)
Accounts payable	(633.4)	(1.8)	(635.2)
Other current liabilities	(550.4)	(13.0)	(563.4)
Deferred tax liabilities, net	(1,644.7)	26.3	(1,618.4)
Other liabilities	(202.2)	(51.4)	(253.6)
Total purchase price	$9,105.4	$17.7	$9,123.1
Less: Cash acquired	(307.4)	2.1	(305.3)
Total purchase price, net of cash acquired	8,798.0	19.8	8,817.8
Acquisition cost paid in common stock	(2,272.4)	—	(2,272.4)
Acquisition cost paid in equity compensation	—	(17.7)	(17.7)
Acquisition cost paid in cash, net of cash acquired	$6,525.6	$2.1	$6,527.7
The adjustments recorded in the year ended January 30, 2016 to the preliminary estimates of the fair values of the identifiable assets acquired and liabilities assumed as of July 6, 2015 are due to continued refinement of management's appraisals and estimates. The adjustments recorded did not have a material impact on results reported in prior reporting periods. The fair values are preliminary pending the completion of procedures related to income taxes.
On November 1, 2015, the Company completed the transaction pursuant to which it divested 330 Family Dollar stores, 325 of which were already open, to Dollar Express LLC, a portfolio company of Sycamore Partners. The divestiture satisfied a condition as required by the Federal Trade Commission in connection with the Acquisition. The divested stores represent approximately $45.5 million of annual operating income and will operate under the Dollar Express banner. The table above reflects the effect of the divestiture as required by purchase accounting, as the divestiture was a condition of the Acquisition. As part of the divestiture, the Company was required to guarantee payments under 316 store leases and the fair value of the guarantee is immaterial.
Goodwill is calculated as the excess of the purchase price over the net assets acquired. The goodwill recognized is attributable to growth opportunities and expected synergies.
Intangible assets, net consist of three separately identified assets and one liability. First, the Company identified the Family Dollar trade name as an indefinite-lived intangible asset with a fair value of $3.1 billion. The trade name is not subject to amortization but will be evaluated annually for impairment. Second, the Company recognized an intangible asset of $629.2 million for favorable Family Dollar leases and a liability of $164.3 million for unfavorable Family Dollar leases (as compared to prevailing market rates) which will be amortized over the remaining lease terms, including, in some cases, an assumed renewal. Amortization expense of $45.3 million was recognized in 2015 related to these lease rights. Lastly, the Company recognized an intangible asset of $5.5 million for a customer list. The allocation of the purchase price to intangible assets as well as their estimated useful lives is preliminary and may be adjusted.
The Company assumed Family Dollar's $185.2 million of private placement unsecured senior notes which were due September 27, 2015 and Family Dollar's unsecured revolving credit facilities. Following the Acquisition, the Company repaid the amount outstanding under the unsecured senior notes and terminated the unsecured revolving credit facilities. The Company also assumed Family Dollar's $300.0 million of 5% unsecured senior notes due February 1, 2021, which became secured upon closing of the Acquisition and which had an estimated fair value of $311.8 million on the Acquisition Date.
The results of operations of Family Dollar are included in the Company's results of operations beginning on July 6, 2015. From July 6, 2015 through January 30, 2016, Family Dollar generated net sales of $6,162.0 million and an operating loss of $30.8 million. These results included: $73.0 million of inventory markdowns due to sku rationalization and planned liquidations; $156.8 million of expenses related to purchase accounting, primarily amortization of the step-up of the inventory value, amortization of intangible assets and higher depreciation expense; and $13.4 million of severance and integration costs.
The following unaudited consolidated pro forma summary has been prepared by adjusting the Company's historical data to give effect to the Acquisition as if it had occurred on February 2, 2014:

	Pro Forma - Unaudited
	Year Ended
(in millions, except per share data)	January 30, 2016	January 31, 2015
Net sales	$20,168.3	$19,225.2
Net income	$571.4	$634.0
Basic net income per share	$2.43	$2.70
Diluted net income per share	$2.42	$2.69

The unaudited consolidated pro forma financial information was prepared in accordance with existing standards and is not necessarily indicative of the results of operations that would have occurred if the Acquisition had been completed on the date indicated, nor is it indicative of the future operating results of the Company.
Material non-recurring adjustments excluded from the pro forma financial information above consist of the step-up of Family Dollar inventory to its fair value and restructuring expenses. The unfavorable adjustment to cost of goods sold of $48.3 million was based on the acquired inventory sold in the year ended January 30, 2016. Also excluded were $90.1 million of expenses related to Family Dollar's restructuring for the year ended January 31, 2015. The Company incurred $39.2 million and $28.5 million in acquisition-related expenses in 2015 and 2014, respectively, excluding acquisition-related interest expense.
The unaudited pro forma results do not reflect events that either have occurred or may occur after the Acquisition, including, but not limited to, the anticipated realization of ongoing savings from operating synergies in subsequent periods. They also do not give effect to certain charges that the Company expects to incur in connection with the Acquisition, including, but not limited to, additional professional fees, employee integration, retention and severance costs, potential asset impairments, accelerated depreciation and amortization or product rationalization charges.
For additional discussion of the Acquisition, please see the "Acquisition" section included in "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 26 of this Form 10-K.